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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): DECEMBER 14, 2001


                       SECURITY CAPITAL GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)


                                    MARYLAND
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                 (State or Other Jurisdiction of Incorporation)

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             1-13355                               36-3692698
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     (Commission File Number)         (I.R.S. Employer Identification No.)


                 125 LINCOLN AVENUE, SANTA FE, NEW MEXICO 87501
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.     Other Events

            On December 14, 2001, Security Capital Group Incorporated ("Security Capital Group") entered into an Agreement and Plan of Merger, dated as of December 14, 2001 (the "Merger Agreement"), by and among Security Capital Group, General Electric Capital Corporation ("GECC") and EB Acquisition Corp ("Merger Sub"), a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the joint press release of Security Capital Group and GECC announcing the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

            Pursuant to the Merger Agreement and subject to the terms and conditions contained therein, Merger Sub will merge with and into Security Capital Group, (the "Merger") with Security Capital Group as the surviving company. As a result of the Merger, Security Capital Group will become an indirect wholly owned subsidiary of GECC. In the Merger, shares of Security Capital Group Class B Common Stock, $.01 par value ("Class B shares") will be converted into the right to receive consideration consisting of $26 in cash per share, subject to the substitution therefor as described below and in the Merger Agreement of a combination of cash and common shares of beneficial interest of ProLogis Trust ("ProLogis Common Stock") with an agreed value of $26 per share (the "Class B Consideration"), and shares of Security Capital Group Class A Common Stock, $.01 par value ("Class A shares") will be converted into the right to receive 50 times the Class B consideration (the "Class A Consideration").

            GECC may elect (but no later than the 15th day before the Security Capital Group stockholder meeting to vote on the Merger and the Merger Agreement (the "Group Stockholder Meeting")) to include the ProLogis Common Stock owned by Security Capital Group as part of the Class A Consideration and the Class B Consideration. If GECC so elects, the holders of Class B shares would receive $26 in cash per share less the value of the ProLogis Common Stock received by them (with the ProLogis Common Stock valued for such purposes based upon the 10-day trailing average price of the ProLogis Common Stock 2 days prior to the Group Stockholder Meeting), and the holders of the Class A shares would receive 50 times such amount. GECC may also revoke any election it may make to include the shares of ProLogis Common Stock as part of the Class A Consideration and Class B Consideration, provided however that no such revocation may be made if such revocation would make it reasonably necessary, based upon the advice of Security Capital Group's independent counsel, to delay the Group Stockholder Meeting.

            With the prior written consent of both Security Capital Group and GECC, Security Capital Group may at any time sell any or all of its ProLogis Common Stock, including to ProLogis Trust, pursuant to a public offering or private placement, negotiated third-party purchase or otherwise (a "ProLogis Sale"). In addition, Security Capital Group will, at the written request of GECC, use its reasonable best efforts to effect a ProLogis Sale in the manner requested by GECC, and subject to approval by GECC of any final pricing terms, provided that Security Capital Group shall not be


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required to effect a ProLogis Sale, or enter into any binding agreement to effect a ProLogis Sale, prior to the date which is 18 days prior to the then-applicable date of the Group Stockholders Meeting (provided that if a "road show" with respect to a ProLogis Sale to be effected by a public offering shall have been commenced on or after the date which is 22 days prior to the then-applicable date of the Group Stockholders Meeting, and there shall thereafter be a delay or postponement of the date of the Group Stockholders Meeting, the relevant date which is 18 days prior to the previously-applicable date of the Group Stockholders Meeting shall not be changed for purposes of these obligations). Security Capital Group will, after consultation with GECC, determine the manager(s) and book runner(s) in the event of any ProLogis Sale that is an underwritten offering.

            GECC may also determine to cause Security Capital Group to retain its shares of ProLogis Common Stock, in which case, holders of Group Class B shares will receive $26 in cash for their shares, and holders of Group Class A shares 50 times such amount.

            Consummation of the Merger is subject to a number of conditions, including the approval of the Merger Agreement by a majority of the voting power of the outstanding stock of Security Capital Group, the absence of any injunction or other government action preventing the merger, obtaining antitrust and other required regulatory approvals, the effective registration of the ProLogis Common Stock, the accuracy of each parties' representations and warranties and compliance with covenants, and the absence of a Material Adverse Effect (as defined in the Merger Agreement) having occurred as to Security Capital Group.

Item 7.     Financial Statements and Exhibits

      (a)   Financial Statements

                  None.

      (b)   Pro Forma Financial Information

                  None.

      (c)   Exhibits


      Exhibit No.       Document Designation
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      99.1              Agreement and Plan of Merger dated as of December 14,
                        2001, by and among Security Capital Group Incorporated,
                        General Electric Capital Corporation and EB Acquisition
                        Corp.

      99.2 Joint Press Release of Security Capital Group Incorporated and General Electric Capital Corporation dated December 14, 2001.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SECURITY CAPITAL GROUP INCORPORATED


                                    By:  /s/ Jeffrey A. Klopf
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                                         Jeffrey A. Klopf
                                         Senior Vice President and Secretary


Dated: December 17, 2001


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                                  Exhibit Index
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      99.1              Agreement and Plan of Merger dated as of December 14,
                        2001, by and among Security Capital Group Incorporated, General Electric Capital Corporation and EB Acquisition Corp.

      99.2 Joint Press Release of Security Capital Group Incorporated dated and General Electric Capital Corporation December 14, 2001.